EXHIBIT *(10.48)

This instrument was prepared and after recording should be returned to:
Michael W. Oshima, Esq.
Arnold & Porter
New York, New York  10022


THIS LEASEHOLD DEED AND THE OBLIGATIONS SECURED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF OCTOBER 29, 1999, AMONG FLEET CAPITAL CORPORATION, AMERICAN CAPITAL STRATEGIES, LTD., IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC. UNDER AND PURSUANT TO THE LOAN AND SECURITY AGREEMENT DATED AS OF OCTOBER 29, 1999, AND EACH RELATED "LOAN DOCUMENT" (AS DEFINED THEREIN), AND EACH HOLDER OF THE NOTE SECURED HEREBY, BY ITS ACCEPTANCE THEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.



                      GEORGIA LEASEHOLD DEED TO SECURE DEBT

      THIS GEORGIA LEASEHOLD DEED TO SECURE DEBT (this "Deed"), made this 29th day of October, 1999, between IGI, INC., a Delaware corporation ("Grantor"), having a mailing address of Wheat Road and Lincoln Avenue, Buena, New Jersey 08310, and AMERICAN CAPITAL STRATEGIES, a Delaware corporation, having mailing address of 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 ("Lender").

                             W I T N E S S E T H:

      That for and in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS in hand paid and other valuable consideration, receipt whereof is hereby acknowledged, and to secure payment of the indebtedness hereinafter described, Grantor does hereby bargain, sell, grant and convey to Lender and Lender's, its successors and assigns, all of Grantor's estate, right, title and interest in, to and under any and all of the following described property (collectively, the "Premises"):

      (a) the leasehold estate created under and all right, title and interest of Grantor under that certain Lease dated August 6, 1975, filed July 15, 1992, recorded at Deed Book 1794, Page 49, Hall County, Georgia records having Walter
R. Cooper, as lessee, and the City of Gainesville, Georgia ("Ground Lessor"), as lessor, transferred by Assignment of Leases and Improvements, dated July 16, 1976, filed September 10, 1992, recorded at Deed Book 1823, Page 268, aforesaid records, by Walter R. Cooper, as assignor, to Edward Breedlove, a/k/a Ed Breedlove, as assignee, and also by Quit-Claim Deed, dated June 29, 1976, filed June 30, 1976, recorded at Deed Book 603, Page 527, and further transferred by Assignment of Leases and Improvements, dated September 9, 1992, filed September 11, 1992, recorded at Deed Book 1823, Page 263, between Edward Breedlove, a/k/a Ed Breedlove, as assignor, and Grantor, as assignee, and also by Quit-Claim Deed, dated September 9, 1992, filed September 11, 1992, recorded at Deed Book 1823, Page 271, aforesaid records, consented and agreed to by the City of Gainesville, Georgia by that certain Assignment of Lease and Improvements, dated September 4, 1992, filed September 11, 1992, recorded at Deed Book 1823, Page 266, aforesaid records (said lease, together with all amendments, modifications, extensions and assignments thereof permitted by the Purchase Agreement, is hereafter referred to collectively as the "Ground Lease")(said leasehold estate and the right, title and interest of Grantor in the Ground Lease is hereafter collectively referred to as the "Leasehold Estate"), which Ground Lease affects the following described premises:

            All those certain tracts or parcels of land being more particularly described on Exhibit A attached hereto and by this reference made a part hereof and all reversions and remainders in and to said land and the tenements, hereditaments, easements, rights-of-way, rights (including, without limitation, mineral, water, oil and gas rights), privileges, royalties and appurtenances to said land, now or hereafter belonging or in any way appertaining thereto, including, without limitation, any right, title, interest of Grantor in, to or under the Ground Lease in any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any other property, and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining said land or any parcel thereof, or in or to the air space over said land, and all claims or demands of Grantor at law or in equity, in possession or expectancy of, in or to the same (all of the foregoing hereinafter collectively called the "Land"; and, together with the Leasehold Estate, hereinafter sometimes collectively called the "Real Property");

            Together with the appurtenances, including, but not limited to, renewal and option rights, and all the estate and rights of Grantor of, in and to the Real Property under and by virtue of the Lease;

            Together with all right, title and interest of Grantor, if any, in and to: (i) all modifications, extensions, renewals, supplements and restatements of the Ground Lease and in and to all rights to renew or extend the term of the Lease; (ii) all credits to and deposits of (other than security deposits made by sublessees) Grantor under the Lease; and
      (iii) all other options, privileges and rights granted and demised to Grantor under the Lease, including, without limitation, options and rights to purchase or of first refusal with respect to the Land, or any part thereof;

            Together with all the right or privilege of Grantor to terminate, cancel, surrender, merge, modify, renew, extend or amend the Lease; and all other titles, estates, options, privileges, interests and rights that Grantor may now have or hereafter acquire in and to the Land and the Ground Lease including, without limitation, the right of Grantor to possession under Section 365 of the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code"), in the event of the rejection of the Ground Lease by Ground Lessor or its trustee pursuant to said section, the right to exercise options or give consents with respect to the Lease, or to modify, extend or terminate the Lease, the right to surrender the Lease, reject the Ground Lease or elect to treat the Ground Lease as rejected or remain in possession under
      Section 365 of the Bankruptcy Code, and the right to receive all deposits and other amounts payable to Grantor under the Lease.

      (b) any and all buildings and all other improvements now on, or hereafter constructed on, the Land, and all fixtures now or hereafter affixed to, placed upon or used in connection with the Premises;

      (c) any and all lands, fixtures, structures, improvements, easements, rights-of-way, strips and gores of land, estates, rights, titles, royalties, privileges, liberties, tenements and hereditaments of whatever kind or description and wherever situated, now owned by, or at any time hereafter acquired by or for, Grantor and contiguous or appurtenant to the Land, and all other things of whatsoever kind and in any way or at any time belonging or appurtenant to, or used in connection with, any of the other Premises;

      (d) any and all leases and leasehold rights now held or hereafter acquired by Grantor for use in connection with or belonging or appertaining to any of Grantor's real property now or hereafter subject to the security title of this Deed;

      (e) any and all additions, betterments and improvements hereafter acquired or constructed upon or in connection with any other property, real or personal, now or at any time hereafter subject to the security title of this Deed;

      (f) any and all rights, powers, franchises, privileges, immunities, permits and licenses now or hereafter owned or possessed by Grantor that now or at any time hereafter may be necessary for, or appurtenant to, the use, operation, management, maintenance, renewal, alteration or improvement of any of the other Premises;

      (g)   any and all subleases of the Ground Lease ("Subleases");

      (h) any and all monies and proceeds derived by Grantor from the Real Property or the Ground Lease, including, without limitation, all Rents, and all payments, awards, judgments or settlements (including interest thereon) to which Grantor may be or may become entitled as a result of the exercise of the right of eminent domain with respect to any part or all of the Premises or any improvements on the Land, and all proceeds of policies of insurance which insure against loss or damage to any property described above and all proceeds from and payments under such policies; and

      (i) any right or option of Grantor to purchase Ground Lessor's interest pursuant to the Ground Lease or any other document relating to the Land.

      TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender, its successors and assigns, to the extent of the Leasehold Estate.

      GRANTOR WARRANTS that (i) Grantor is lawfully seized and possessed of the Leasehold Estate, (ii) Grantor has lawfully seized and possessed the Premises,
(iii) Grantor has the right to convey the Premises, and the Premises are unencumbered except for Permitted Liens, and (iv) Grantor does warrant and shall forever defend the title to the Premises unto Lender against the claims of all Persons whomsoever except for Permitted Liens.

      This conveyance is intended to operate and be construed as a deed passing the title to the Premises to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage. This Deed establishes a perpetual security interest in the Premises in favor of Lender and is given to secure the payment and performance of the following indebtedness and obligations (hereinafter collectively referred to as the "Indebtedness"):

            (a) All indebtedness evidenced by that certain Series B Senior Subordinated Note Due September 30, 2006, issued by Grantor to Lender in the original principal amount of THREE HUNDRED FIFTY AND NO/100 DOLLARS ($350,000) (hereinafter referred to as the "Note"), final payment of which
      Note is due on or before September 30, 2006, together with any and all renewals, modifications, consolidations, replacements and extensions of all or any portion of the indebtedness evidenced by the Note; and

            (b) Any and all advances made or expenses incurred by Lender to protect or preserve the Premises or the security title created hereby with respect to the Premises, or for Taxes or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Premises at the time of such advances); and

            (c) All costs of collection of the indebtedness evidenced by the Note, including, without limitation, reasonable attorneys' fees and court costs if the Note is collected by or through an attorney at law.

GRANTOR COVENANTS WITH LENDER AS FOLLOWS:

                                    ARTICLE I

      As used herein, the following terms shall have the following meanings ascribed to them:

            "Applicable Law" shall mean all state, federal, county, municipal or other laws, rules, regulations, codes, ordinances or orders applicable to the Person, conduct, transaction, property or matter in question.

            "Business Day" shall mean any other day other than a Saturday, Sunday or bank holiday under the laws of the State of Georgia.

            "Deed" shall have the meaning ascribed to it earlier in this instrument.

            "Environmental Complaint" shall have the meaning ascribed to it in Section 2.05 hereof.

            "Event of Default" shall have the meaning ascribed to it in
      Section 3.01 hereof.

            "Hazardous Discharge" shall have the meaning ascribed to it in
      Section 2.05 hereof.

            "Hazardous Material" shall have the meaning ascribed to it in
      Section 2.05 hereof.

            "Indebtedness" shall have the meaning ascribed to it earlier in this Deed.

            "Note" shall have the meaning ascribed to it earlier in this Deed.

            "Permitted Liens" shall mean the liens and other encumbrances described on Exhibit B attached hereto.

            "Person" shall mean any individual, proprietorship, corporation, partnership, trust, limited liability company, governmental unit or other form of entity.

            "Premises" shall have the meaning ascribed to it earlier in this Deed.

            "Purchase Agreement" shall mean the Note and Equity Purchase Agreement of even date herewith by and among Grantor, IGEN, Inc., ImmunoGenetics, Inc., Blood Cells, Inc. and Lender, as at any time amended.

            "Taxes" shall mean all state, federal, county, municipal or other taxes, assessments (general or special), and other governmental charges levied on or assessed, placed or made against or payable with respect to any of the Premises, this Deed, the Indebtedness or any interest of Lender in any of the Premises, this Deed or the Indebtedness, including, without limitation, all intangibles taxes and intangibles recording taxes (if any) payable at any time in connection with this Deed or any of the Indebtedness.

                                   ARTICLE II

      2.01. PAYMENTS BY GRANTOR. Grantor shall pay or cause to be paid as and when the same shall become due and payable (i) the Indebtedness in accordance with the terms and conditions of the agreements or instruments evidencing the same; (ii) all Taxes; and (iii) all premiums for insurance required by this Deed or by any other agreement of Grantor with Lender.

      2.02. INSURANCE. Grantor shall keep the Premises continuously insured against loss or damage by fire, lighting, windstorm and vandalism and against such other hazards as are presently included in so-called "extended coverage" and in such amounts as Lender shall from time to time require, for the benefit of Lender, and Grantor shall maintain public liability insurance covering all liabilities incident to the ownership, use and occupancy of the Premises. Grantor agrees that all such property insurance shall be with an insurance company or companies and on terms acceptable to Lender, with loss, if any, payable to Lender as its interest may appear, pursuant to a mortgagee clause which shall be satisfactory to Lender, and that all liability insurance shall name Lender as an additional insured. Forthwith upon the issuance of any such policies, Grantor shall deliver the same and all renewals thereof to Lender and shall also deliver to Lender receipts for the premiums paid thereon. Any policies furnished Lender shall become its property in the event Lender becomes the owner of the Premises by foreclosure or otherwise. Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the Premises, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Lender, instead of to Grantor and Lender jointly. In case of loss under any such policy of insurance, Lender may apply the net proceeds or any part thereof, at its option, (i) to the payment of the Indebtedness, whether then due or not, (ii) to the repair or restoration of the Premises, or (iii) for any other purpose or object for which Lender is entitled to advance funds under this Deed, all without affecting the lien of this Deed or the Indebtedness.

      2.03.  OWNERSHIP, USE AND CARE OF PREMISES.

      (a) Grantor shall not sell, convey, transfer, mortgage or otherwise dispose of or encumber any part of the Premises or any interest therein, and, except for Permitted Liens, Grantor shall keep the Premises free and clear of all liens.

      (b) Grantor shall keep the improvements now or hereafter erected on the Real Property in good condition and repair, shall not commit or suffer any waste, shall not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof and shall cause the Premises and Grantor's use thereof to be in compliance with all Applicable Laws.

      (c) Grantor shall not remove or demolish nor alter the design or structural character of any part of the Premises without the written consent of Lender and shall not seek or consent to any change of zoning of or condition of use of the Premises.

      (d) If the Premises or any part thereof is damaged by fire or any other cause, Grantor shall give immediate written notice of the same to Lender and shall promptly restore the Premises to the equivalent of its original condition; and if a part of the Premises shall be taken through condemnation, Grantor shall promptly restore, repair or alter the remaining property in a manner satisfactory to Lender.

      (e) Lender or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours.

      2.04. CONDEMNATION. If all or any part of the Premises shall be damaged or taken through condemnation (which term when used in this Deed shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire Indebtedness shall, at the option of Lender, become immediately due and payable. Lender shall be entitled to all compensation, awards, and other payments or relief thereof and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Grantor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Grantor to Lender, who after deducting therefrom all its expenses, including attorneys' fees, may release any monies so received by it without affecting the lien of this Deed and may apply the same in such manner as Lender shall determine, to the reduction of the Indebtedness, and any balance of such monies then remaining shall be paid to Grantor. Grantor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Lender may require.

      2.05. HAZARDOUS MATERIALS. Grantor shall indemnify Lender and hold Lender harmless from and against any and all losses, liabilities and expenses of any and every kind whatsoever paid, incurred or suffered by, or asserted against Lender, with respect to the presence on or under the Premises, or the leakage or discharge, of any hazardous, toxic or dangerous substance or material ("Hazardous Material") defined as such in any Applicable Law. If Grantor receives any notice of (i) discharge or disposal of any Hazardous Material (a "Hazardous Discharge") affecting Grantor or the Premises or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, surface contaminations, noise emissions or any other environmental, health or safety matter affecting Grantor or the Premises (an "Environmental Complaint") from any Person, then Grantor will give, within seven (7) Business Days after receipt of such notice, oral and written notice of same to Lender. Without limitation of Lender's rights under this Deed, Lender shall have the right, but not the obligation, to enter onto the Real Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Discharge or Environmental Complaint upon its receipt of any notice from any Person.

      2.06. SUBLEASES AFFECTING THE PREMISES. Grantor shall perform all covenants to be performed by the landlord under any and all Subleases respecting the Premises or any part thereof and shall not, without the prior written consent of Lender, cancel, surrender or modify any Sublease which Grantor has assigned to Lender. Upon demand, Grantor will furnish Lender copies of any Sublease respecting the Premises or any part thereof.

      2.07. EXPENSES. Grantor will pay or reimburse Lender for all attorneys' fees, costs and expenses incurred by Lender in any action, legal proceeding or dispute of any kind in which Lender is made a party, or appears as party plaintiff or defendant, affecting the Indebtedness, this Deed or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale of this Deed, any condemnation action involving the Premises or any action to protect the security hereof; and any such amounts paid by Lender shall be added to the Indebtedness.

      2.08. SUBROGATION. Lender shall be subrogated to the claims and liens of all Persons whose claims or liens are discharged or paid with the proceeds of any of the Indebtedness.

      2.09. PERFORMANCE BY LENDER OF DEFAULTS BY GRANTOR. If Grantor shall default in the payment of any Tax; in the payment of any utility charge, whether public or private; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; or in the performance or observance of any other covenant, condition or term of this Deed, then Lender, at its option, may perform or observe the same, and all payments made for costs or incurred by Lender in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Lender with interest thereon at the rate of interest in effect from time to time under the Note. Lender shall be the sole judge of the legality, validity and priority of any such Tax, claim and premium; of the necessity for any such actions; and of the amount necessary to be paid in satisfaction thereof. Lender is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Grantor or any Person in possession holding under Grantor.

      2.10. FURTHER ASSURANCES. At any time, and from time to time, upon request by Lender, Grantor will make, execute and deliver or cause to be made, executed and delivered, to Lender, any and all other further instruments, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect or continue and preserve the obligations of Grantor under the Note and this Deed and the priority of the lien and security title of this Deed. Upon any failure by Grantor so to do, Lender may make, execute and record any and all such instruments, certificates and documents for and in the name of Grantor and Grantor hereby irrevocably appoints Lender, the agent and attorney-in-fact of Grantor so to do.

      2.11. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING THE LEASEHOLD ESTATE. With respect to the Ground Lease, Grantor hereby represents, covenants and warrants that:

            (a) The Ground Lease is in full force and effect and unmodified.

            (b) All rents (including additional rents and other charges) reserved in the Ground Lease and all services or other consideration to be provided or paid under the Ground Lease have been paid or provided to the extent they were payable or required prior to the date hereof.

            (c) There is no existing default under the provisions of the Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the lessee to be observed and performed beyond any applicable grace period.

            (d) Grantor has not sublet the Leasehold Estate or assigned the Ground Lease.

            (e) Grantor shall also provide all services required by the Ground Lease, for which provisions have not been made hereinbefore, when and as the same shall become due and payable, and shall cause the Ground Lessor under the Ground Lease, to the extent permitted by the Ground Lease, to pay any portion of said taxes, assessments, rates, charges and impositions to be borne by the Ground Lessor under the Ground Lease, if any, that might become liens on the Real Property or the Leasehold Estate when due, and Grantor shall in every case take, or cause to be taken, a proper receipt for any such item so paid by Grantor and, upon request of Lender, Grantor shall deliver, or cause to be delivered to Lender on the first day of the calendar month following any such payment, evidence, reasonably acceptable to Lender, of any such payments by Grantor and will observe and timely perform all of the covenants.

            (f) Grantor shall at all times promptly and faithfully keep and perform, or cause to be kept and performed, all the covenants and conditions contained in the Ground Lease by the lessee therein to be kept and performed. Grantor further covenants that it will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair the security of this Deed or will be grounds for declaring a forfeiture of the Ground Lease. If Grantor shall fail to comply with all covenants and conditions imposed upon or assumed by it as tenant under the Ground Lease, without waiving or releasing Grantor from any of its obligations hereunder, Lender may (but shall not be obligated to) take any action Lender deems necessary or desirable to prevent or to cure any default by Grantor in the compliance with any of Grantor's covenants under the Ground Lease. Upon receipt by Lender from the Ground Lessor under the Ground Lease of any written notice of default by tenant thereunder, Lender may rely thereon and take any action, as aforesaid, to cure such default even though the existence of such default or the nature thereof be questioned or denied by Grantor or by any party on behalf of Grantor.

            (g) Grantor hereby expressly grants to Lender (to the extent permitted under the Ground Lease), and agrees that Lender shall have the absolute and immediate right (to the extent permitted under the Ground Lease), to enter in and upon the Premises or any part thereof to such extent and as often as Lender, in its sole discretion, deems necessary or desirable, in order to prevent or to cure any such default by Grantor under the Ground Lease beyond any applicable grace or notice period, if any. Lender may pay and expend such sums or money as Lender, in its sole discretion, deems necessary for such purpose, and Grantor hereby agrees to pay to Lender, promptly after written request, all such sums so paid and expended by Lender, together with interest thereon from the date of such expenditure to the date of repayment at the rate of interest determined in accordance with Section 8.2(c) of the Purchase Agreement (the "Default Rate"). All sums so paid and expended by Lender, and the interest thereon shall be added to and be secured by the lien of this Deed.

            (h) Grantor also covenants that it will not modify or in any way alter any material term of the Ground Lease or cancel or surrender the Ground Lease, or waive, excuse, condone or in any way release or discharge the lessor thereunder of or from the obligations, covenants, conditions and agreements by said Ground Lessor to be done and performed; and Grantor does by these presents expressly release, relinquish and surrender unto Lender all its right, power and authority to cancel, surrender, amend, modify or alter in any material way the terms and provisions of the Ground Lease and any attempt on the part of Grantor to exercise any such right without the written authority and consent of Lender thereto being first had and obtained shall constitute a default under the terms hereof and the entire Indebtedness shall, at the option of Lender, become due and payable forthwith; however, Grantor shall duly exercise such option to renew the Ground Lease in the manner provided in the Ground Lease.

            (i) An Event of Default under the Purchase Agreement and under this Deed shall have occurred if Grantor fails (i) to give Lender immediate notice of any receipt by it of any notice of default from the landlord under the Ground Lease; (ii) to furnish to

      Lender within fifteen (15) days any and all information which it may reasonably request concerning the performance by the Grantor of the covenants of the Ground Lease; (iii) to permit forthwith Lender or its representative at all reasonable times to make investigation or examination concerning such performance; or (iv) within the applicable notice or grace period (if any) under the Ground Lease, to fully perform and comply with all agreements, covenants, terms and conditions imposed upon or assumed by it as tenant under the Ground Lease, or do or permit anything to be done, the doing of which or refrain from doing will impair the security of this Deed or will be grounds for declaring a forfeiture of the Ground Lease. Grantor further covenants and agrees that it will promptly deposit with Lender an original executed copy of the Ground Lease or a copy certified by the Grantor as true, complete and correct and any and all documentary evidence received by it showing compliance by Grantor with the provisions of the Ground Lease and will also promptly deliver to Lender following receipt thereof by Grantor an exact copy of any notice, communication, plan, specification or other Deed or document received or given by it in any way relating to or affecting the Ground Lease or any part of the Premises which may concern or affect the estate of the landlord, the Leasehold Estate or the leasehold premises thereby demised and upon the Grantor's failure so to do, Lender may, at its option, declare a default hereunder and an Event of Default under the Purchase Agreement to have occurred.

            (j) So long as any of the Indebtedness shall remain unpaid, unless Lender shall otherwise in writing consent, the Leasehold Estate and the fee estate covered by the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in the Ground Lessor or in the lessee, or in a third party, by purchase or otherwise; and Grantor further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the leasehold premises covered by the Ground Lease, including, without limitation, pursuant to the purchase option or right of first refusal, if any, set forth in the Ground Lease, this Deed shall attach to or cover and be a lien upon such other estate so acquired, and such other estate so acquired by Grantor shall be considered as granted, assigned or conveyed to the Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein, granted, assigned or conveyed.

            (k) In the event of any default by Grantor in the performance of any of its obligations under the Ground Lease, including, without limitation, any default in the payment of rent and other charges and impositions made payable by Grantor thereunder, which default shall continue beyond the applicable grace period, if any, then, in each and every case, Lender may, at its option and without notice, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of Grantor thereunder in the name of and on behalf of Grantor. Grantor shall, on demand, reimburse Lender for all advances made and expenses incurred by Lender in curing any such default (including, without limitation, reasonable attorneys' fees), together with interest thereon computed at the Default Rate from the date that an advance is made or expense is incurred to and including the date the same is paid. Upon receipt by Lender from Ground Lessor of any written notice of default on the part of Grantor under the Ground Lease, Lender may rely thereon and take any action as Lender shall deem necessary or desirable even though the existence of such default or the nature thereof be questioned or denied by or on behalf of Grantor.

            (l) Grantor expressly agrees that if there shall be filed by or against Ground Lessor under the Ground Lease any petition, action and/or proceeding under the Bankruptcy Code, or any other similar federal and/or state law now or hereafter in effect (collectively hereinafter referred to as the "Lessor's Bankruptcy"), Grantor shall not elect to treat the Ground Lease as terminated, canceled and/or surrendered pursuant to applicable provisions of the Bankruptcy Code including, but not limited to, Section 365(h)(1), without Lender's prior written consent. In the event of the Lessor's Bankruptcy, Grantor expressly covenants and agrees, intending that Lender rely thereon, that it shall reaffirm and ratify the legality, validity, binding effect and enforceability of the Ground Lease to Lender and Grantor also covenants and agrees that it shall remain in possession of the Premises and the leasehold estate created by the Ground Lease, notwithstanding any rejection thereof by the Landlord under the Ground Lease and/or any trustee, custodian, receiver or other similar official.

                  (m) The rights of Lender hereunder attach to all of Grantor's rights and remedies now and hereafter arising under or pursuant to the Bankruptcy Code, including, but not limited to, Grantor's right to elect to remain in possession of the Premises and the leasehold estate created by the Ground Lease in the event of the Lessor's Bankruptcy pursuant to Section 365(h)(1). Any such election to terminate, cancel and/or surrender the Ground Lease in the event of the Lessor's Bankruptcy without Lender's prior written consent shall be null and void.

                  (n) Grantor hereby unconditionally assigns, transfers, and sets over to Lender (i) all of Grantor's claims and rights to damages, and any other remedies in connection therewith arising from any rejection of the Ground Lease by the Ground Lessor thereunder pursuant to the Bankruptcy Code in the event of the Lessor's Bankruptcy, and/or by any trustee, custodian, receiver or other similar official. Lender shall have the right, but not the obligation, to proceed in its own name and/or in the name of Grantor in respect of any claim, suit, action and/or proceeding relating to such rejection of the Ground Lease, including, but not limited to, the right to file and prosecute, to the exclusion of Grantor, any and all proofs of claims, complaints, notices and other documents in any case in respect of the lessor of the Ground Lease under and pursuant to the Bankruptcy Code, and (ii) Grantor's right of election to remain in possession of the Premises in the event of the Lessor's Bankruptcy under and pursuant to Section 365(h)(1) of the Bankruptcy Code. This assignment constitutes a present, absolute, irrevocable and unconditional assignment of the foregoing claims, elections, rights and remedies, and shall continue in full force and effect until the Note and the Indebtedness have been paid in full and this Deed has been satisfied and discharged. Any amounts received by Lender as damages arising out of the rejection of the Ground Lease by the Ground Lessor shall be applied in the manner set forth in Article III of this Deed.

                  (o) Grantor shall give Lender notice of its intention to exercise each and every option to extend the term of the Ground Lease or to exercise any purchase option under the Ground Lease at least twenty (20) but not more than sixty (60) days prior to the expiration of the time to exercise such option under the terms of the Ground Lease. If Grantor intends to extend the term of the Ground Lease or to exercise any purchase option under the Ground Lease, it shall deliver to Lender, together with the notice of such decision, a copy of the notice of extension or exercise delivered to the Lessor. If Lender does not intend to extend the term of the Ground Lease or to exercise any purchase option under the Ground Lease, Lender may, at its option, exercise the option in the name and on behalf of Grantor. In any event, Grantor hereby appoints Lender as its attorney-in-fact to execute and deliver, for and in the name of Grantor, all instruments and agreements necessary under the Ground Lease or otherwise to cause any extension of the term of the Ground Lease or to exercise any purchase option under the Ground Lease. This power, being coupled with an interest, shall be irrevocable as long as the Indebtedness secured hereby remains unpaid.

         2.12. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING

                   SUBLEASES AND RENTS.



                  (a) Grantor hereby transfers, assigns and conveys unto Lender all of Grantor's right, title and interest in and to any Sublease and all of the Rents, reserving to Grantor a license to collect the Rents only so long as there is no Event of Default which shall have occurred and be continuing, said license to be revoked immediately upon the occurrence of an Event of Default and Lender's demand for the payment of the Indebtedness. Grantor agrees to execute and deliver such other instruments as Lender may require to evidence the assignment of the Subleases and Rents.

         Nothing contained in this Section shall be deemed a consent by Lender to any Sublease.

                  (b) Notwithstanding the right to collect the Rents, Grantor agrees that Lender, and not Grantor, shall be and shall be deemed to be the creditor of each tenant with respect to assignments for the benefit of creditors, and bankruptcy, arrangement, reorganization, insolvency, dissolution or receivership proceedings affecting each such tenant, but without obligation on the part of Lender, however, to file or make timely filings of claims in any such proceedings, or otherwise to pursue a creditor's rights therein. Lender in its sole discretion may apply any money received by Lender as such creditor in reduction of the Indebtedness secured by this Deed, whether or not such Indebtedness is then due and payable.

                  (c) Lender shall have the right to assign Grantor's right, title and interest in the Subleases to any subsequent holder of this Deed, or to any person acquiring title to any of the Premises through foreclosure or otherwise. After Grantor shall have been barred and foreclosed of all right, title, interest, and equity of redemption in the Premises, no assignee of Grantor's interest in the Ground Leases shall be liable to account to Grantor for the Rents thereafter accruing.

                  (d) Grantor agrees to indemnify and hold Lender harmless, and hereby releases Lender from and against any and all liability, loss, or damage which Lender may incur under the Subleases or by reason of this assignment, and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking to be performed or discharged by Lender under the Ground Lease, the Subleases or under this Deed. Nothing contained herein shall be construed to bind Lender or obligate Lender to perform any of the terms or provisions contained in the Subleases, or otherwise to impose any obligation on Lender whatsoever. Prior to actual entry and taking possession of the Premises by Lender, this assignment shall not operate to make Lender a "mortgagee in possession" or to place any responsibility for the control, care, management, or repair of the Premises upon Lender. Should Lender incur any liability by reason of actual entry and taking possession by Lender, or for any other reason or occurrence relating thereto, or if Lender should sustain loss or damage under the Ground Lease, or the Subleases, or under or by reason of this assignment, or in the defense of any claims or demands relating thereto, then, Grantor shall immediately upon demand reimburse Lender for the amount of such liability, loss or damage, together with all costs and expenses and attorneys' fees incurred by Lender in relation thereto, all of the foregoing to bear interest until paid at the Default Rate, and Lender may retain possession and collect the Rents and, from time to time, apply them in or toward satisfaction of or reimbursement for said liability, loss or damage, without waiving any other rights and remedies hereunder.

                  (e) Grantor shall duly perform and discharge each respective covenant, condition and obligation under the Subleases and agrees not to cancel, terminate, modify or otherwise vary any provision of any Subleases without Lender's prior written consent, or to discount any Rents or collect any Rents for any period of more than one month in advance. Grantor will give prompt written notice to Lender of any default under the Subleases known to Grantor, and shall furnish Lender with complete copies of all notices with respect thereto given or received by Grantor. If requested by Lender, Grantor will enforce the Subleases and remedies available to Grantor thereunder in the event of a default thereunder, and, if Grantor shall fail to so exercise such remedies upon request, Lender may, at its sole option and without obligation to do so, and without waiving any Event of Default of Grantor hereunder with respect thereto, enforce the same at Grantor's expense.

                  (f) Grantor shall, at the request of Lender, execute such further assignments to Lender of all Subleases and Rents, as Lender shall require.



                                   ARTICLE III

         3.01. EVENT OF DEFAULT. Each of the following shall constitute an "Event of Default" under this Deed:

                  (a) Failure by Grantor to pay any of the Indebtedness evidenced by the Note on the due date thereof (whether due at stated maturity, on demand, by acceleration or otherwise);

                  (b) Failure by Grantor to pay any Indebtedness (other than that portion evidenced by the Note) when due (whether due on demand, at stated maturity, by acceleration or otherwise); or

                  (c) The occurrence of an event of default under the Purchase Agreement; or

                  (d) Failure by Grantor duly and punctually to observe, perform or discharge any covenant or duty in this Deed; or

                  (e) Any claim of priority to this Deed by title, lien or otherwise is asserted by Grantor, or is asserted and finally established as valid by any other Person (other than with respect to Permitted Liens) in any equitable or legal proceeding, whether as a claim, counterclaim, defense or otherwise.

         3.02. ACCELERATION OF MATURITY. Upon or after an Event of Default, Lender may, at its option, declare all or any portion of the Indebtedness to be (and the same shall thereupon become) immediately due and payable without notice or demand, time being of the essence of this Deed; and no omission or delay on the part of Lender to exercise such option when entitled so to do shall be considered as a waiver of such right.

         3.03.  RIGHT OF LENDER TO ENTER AND TAKE POSSESSION.

         (a) Upon or after the occurrence of an Event of Default, Grantor, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Premises and if, and to the extent, permitted by Applicable Law, Lender may enter and take possession of the Premises and may exclude Grantor and Grantor's agents and employees wholly therefrom.

         (b) Upon every such entering and taking of possession, Lender may hold, store, use, operate, manage, control, and maintain the Premises and conduct the business thereof, and, from time to time, (i) make all necessary and proper repairs, replacements, additions, and improvements thereto and thereon and purchase or acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and powers of Grantor in its name or otherwise, with respect to the same and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Lender, all as Lender may from time to time determine to be to its best advantage; and Lender may collect and receive all of the income, rents, profits, issues and revenues of the Premises, including the past due as well as those accruing thereafter and, after deducting (aa) all expenses of taking, holding, managing and operating the Premises (including compensation for services of all Persons employed for such purposes); (bb) the cost of all such maintenance, repairs, replacements, additions, improvements, purchases, and acquisitions; (cc) the cost of such insurance; (dd) such Taxes prior to the lien of this Deed as Lender may determine to pay; (ee) other proper charges upon the Premises or any part thereof and (ff) the fees and expenses of attorneys and agents of Lender, shall apply the remainder of the money so received by Lender to any balance of the Indebtedness outstanding.

                  (c) Grantor irrevocably consents that the tenant(s) under the Subleases, upon demand and notice from Lender to such tenants(s) of an Event of Default, shall pay all Rents under the Subleases to Lender, without liability of the tenant(s) for the determination of the actual occurrence of any Event of Default claimed by Lender. Grantor hereby irrevocably authorizes and directs the tenant(s), upon receipt of any notice of Lender stating that an Event of Default has occurred, to pay to Lender the Rents due and to become due under the Leases. Grantor agrees that the tenant(s) shall have the right to rely upon any such notices of Lender, and that tenant(s) shall pay such Rents to Lender, without any obligation and without any right to inquire as to whether an Event of Default has actually occurred, and notwithstanding any claim of or notice by Grantor to the contrary. Grantor shall have no claim against tenant(s) for any Rents paid by such tenant(s) to Lender. Nothing herein contained shall be construed to obligate Lender to discharge or perform the duties of a lessor to any tenant or to impose liability upon Lender as the result of any exercise by Lender of its rights under this Deed, and Lender shall be liable to account only for the Rents, incomes and profits actually received by Lender.

         (d) For the purpose of carrying out the provisions of this Section 3.03, Grantor hereby constitutes and appoints Lender the true and lawful attorney-in-fact of Grantor to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney-in-fact in the Premises.

         3.04.  APPOINTMENT OF A RECEIVER.

         (a) Upon or after the occurrence of an Event of Default, Lender, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect the rents, profits, issues, and revenues thereof.

         (b) Grantor will pay to Lender upon demand all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to this Section 3.04; and all such expenses shall constitute part of the Indebtedness and shall be secured by this Deed.

         3.05. POWER OF SALE. Upon or after the occurrence of an Event of Default, Lender, at its option, may sell the Premises or any part of the Premises at public sale or sales before the door of the courthouse of the county in which the Premises or any part of the Premises is situated, to the highest bidder for cash, in order to pay the Indebtedness and accrued interest thereon and all expenses of the sale and of all proceedings in connection therewith, including attorneys' fees, if incurred, after advertising the time, place and terms of sale once a week for four (4) weeks in a newspaper in which sheriff's sales are advertised in said county. Lender may bid and purchase at such sale. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple with full warranties of title and to this end, Grantor hereby constitutes and appoints Lender the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title or equity that Grantor may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding on Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all sums secured hereby. Upon any such public sale pursuant to the aforementioned power of sale and agency, the proceeds of said sale shall be applied first to the costs and expenses of such sale and of all proceedings in connection therewith, including reasonable attorneys' fees, and the balance shall be applied to the remainder of the Indebtedness. Any excess shall be paid to Grantor or to such other Person as may be required by Applicable Law.

         3.06. GRANTOR AS TENANT HOLDING OVER. In the event of any such public sale pursuant to the aforesaid power of sale and agency, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

         3.07. DISCONTINUANCE OF PROCEEDINGS AND RESTORATION OF THE PARTIES. In case Lender shall have proceeded to enforce any right of remedy under this Deed by receiver, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, then and in every such case Grantor and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken.

         3.08. REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Lender by this Deed is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         3.09. NON-RESIDENTIAL STATUS OF PREMISES. Grantor represents and warrants to Lender that neither all of the Premises nor any part thereof is to be used as a dwelling place by Grantor at the time this Deed is entered into and, accordingly, the notice requirement of O.C.G.A.

Sections 44-14-162.2 and 44-14-162.3 shall not be applicable to any exercise of the power of sale contained in this Deed.



                                   ARTICLE IV

         4.01. SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Deed one of the parties hereto is named or referred to, the legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Deed by or on behalf of Grantor or by or on behalf of Lender shall bind and inure to the benefit of their respective legal representatives, successors and assigns. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

         4.02. HEADINGS. The headings of the sections, paragraphs and subdivisions of this Deed are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         4.03. SEVERABILITY. If any clause or provisions herein contained operates or would prospectively operate to invalidate this Deed in whole or in part, then such clause or provision shall be ineffective only to the extent of such invalidity, without invalidating the remaining provisions of this Deed.

         4.04. NOTICES. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or three Business Days after deposit in the U. S. mail, postage prepaid, or, in the case of facsimile transmission, when received at the office of the noticed party, in each case addressed as follows:

         (a)      To Grantor:       c/o  IGI, Inc.

                                    Wheat Road and Lincoln Avenue

                                    Buena, NJ 08310

                                    Attention: Chairman

                                    Telecopier: 609-697-2259



         (b)      To Lender:        American Capital Strategies, Ltd.

                                    2 Bethesda Metro Center, 14th Floor

                                    Bethesda, Maryland 20814

                                    Attention: Chairman

                                    Telecopier: 301-654-6714



              With a copy to:       Arnold & Porter

                                    555 12th Street, N.W.

                                    Washington, D.C. 20004

                                    Attention:  Samuel A. Flax, Esq.

                                    Telecopier: 202-942-5999

         Either party may specify a different address for receiving notices, requests, demands, tenders and other communications hereunder by giving written notice of the new address to the other party in the manner herein provided.

         4.05. NO IMPLIED WAIVERS. No delay or omission by Lender to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such breach or Event of Default, or acquiescence therein, and every right, power and remedy given by this Deed to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver, express or implied, by Lender to or of any breach or Event of Default by Grantor hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other obligations of Grantor hereunder.

         4.06. GOVERNING LAW. This Deed shall be governed in all respects by and construed in accordance with the internal laws of the State of Georgia.

         4.07. WAIVER OF CERTAIN RIGHTS. GRANTOR HEREBY WAIVES ANY RIGHT GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO LENDER BY THIS DEED, AND GRANTOR WAIVES GRANTOR'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE UNDER POWER DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS DEED ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT PRIOR NOTICE OR JUDICIAL HEARING. THE WAIVERS MADE BY GRANTOR IN THIS SECTION AND ELSEWHERE IN THIS DEED HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY BY GRANTOR AFTER GRANTOR HAS READ AND UNDERSTOOD THIS DEED AND HAS BEEN AFFORDED AN OPPORTUNITY TO BE INFORMED BY COUNSEL OF GRANTOR'S POSSIBLE ALTERNATIVE RIGHTS, AND BY EXECUTING THIS DEED GRANTOR ACKNOWLEDGES SO MAKING SUCH WAIVERS.

-----------------

Initial

         IN WITNESS WHEREOF, Grantor has caused this Deed to be signed,

sealed and delivered by a duly authorized officer on the day and year first written above.



Signed, sealed and delivered                IGI INC.

in the presence of:                         ("Grantor")


/s/ ROCCO J. TEDESCO
----------------------------                 By: /s/ MANFRED HANUSCHEK
Unofficial Witness                              ----------------------------

                                          Title: CFO
/s/ CAROLYN ELLIOTT                             ----------------------------
----------------------------
Notary Public                            Attest: /s/ ROBERT E. McDANIEL
                                                ----------------------------
                                                     Secretary

My Commission Expires:                            [CORPORATE SEAL]
1/8/00
----------------------------

[NOTARIAL SEAL]

                                    EXHIBIT A



                                LEGAL DESCRIPTION

                              HALL COUNTY, GEORGIA

EXHIBIT 10.48

                                   DESCRIPTION


All that lot, tract or parcel or land, and all improvements thereon, lying, situate and being in Gainesvile Airport Industrial Park in the City of Gainesville, Hall County, Georgia and being a part of Lot A-10 and part of Lot A-11 as shown by a plat entitled "Survey for airport Industrial Park", dated June 6, 1975, prepared by McGill-Grogan and Associates, Georgia Registered Land Surveyor, and more particularly described as follows:

BEGINNING at a point N71-202 291.22 feet from USGS Marker BM S-185-Latitude 34 degrees - 16. 16 - Longitude 83 degrees - 48' - 52.5; thence N17-22E 304.08 feet to an iron pin on the south right-of-way line of Airport Parkway; thence along said right-of-way of Airport Parkway S72-32E 200.00 feet to an iron pin; thence S17-21W 303.78 feet to an iron pin, this pin being 300 feet from the center line of Runway 29; thence N72-38W 200.00 feet to an iron pin and the point of beginning.

                                    EXHIBIT B



                                 PERMITTED LIENS







     1. Ad valorem taxes for 1999 and subsequent years which are a lien but which are not yet due and payable.

     2. Georgia Leasehold Deed to Secure Debt made on October 29, 1999 by Mortgagor in favor of Fleet Capital Corporation.